JC Whitney
EVERYTHING AUTOMOTIVE

AutoMD™

PARTS TRAIN
Delivering hard-to-find auto and truck parts since 1995!

AUTO PARTS WAREHOUSE

Car Parts WHOLESALE

stylintrucks
Your Source For All Things Truck

1 U.S. Auto Parts Network, Inc. Leading online source for automotive aftermarket parts and repair information Investor Presentation December 2011 Exhibit 99.1

Safe Harbor

This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934, as amended, and Section
27A of the Securities Act of 1933. We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Low Cost Acquisition

Reach over 13mm monthly visitors at a less than a $10 CAC.

Efficient Supply Chain

Over 30% of product directly sourced from Asia.

Significant Capacity

Over 70% of corporate employees located in off shore low cost operations.

US Auto Parts Competitive Advantages
US Auto Parts is a dominant e-commerce specialty retailer of aftermarket auto parts to the Do It Yourself market and is uniquely positioned to win.
Incremental revenue above current levels has incremental EBITDA flow thru of 15% - 20%

USAUTOPARTS®

1995 Founded and serviced local body shops in Los Angeles

2000 Launched first internet site selling automotive **Body Parts**

2000-2005 Launched a network of sites catered to consumer segments

2006 Acquired PartsBin - **Engine**

2007 IPO (NASDAQ: PRTS), hired new CEO

2008-2009 Launched a network of sites catered to consumer segments
2008 – Rev $153mm, Adj EBITDA $5mm
2009 – Rev $176mm, Adj EBTDA $13mm

2010 Launched AutoMD, Acquired JC Whitney – **Accessories**
2010 – Rev $262mm, Adj EBITDA $19mm

2011 Completed integration of JC Whitney
Analyst Est. Rev $328mm, Adj EBITDA $18mm

4 US Auto Parts History

US AUTOPARTS

AUTO PARTS WAREHOUSE

JC Whitney
EVERYTHING AUTOMOTIVE

PARTS TRAIN
Delivering hard-to-find auto and truck parts since 1995!

Broad Product Offering Unavailable
from Traditional Off-Line Retailers
Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras
Body Parts
Engine Parts Performance & Accessories
*Source; AAIA Factbook Research
28% 44% 28%
$15B $15B
USAP Revenue
Overall Market* $50B

Retail Category e-Commerce Penetration Rates

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
45%
27%
24%
24%
21%
19%
19%
18%
13%
12%
11%
10%
10%
9%
9%
8%
6%
5%
4%
2%
1%
Computer products
Other event tickets
Books
Music / video
Gift cards / certificates
Toys / video games
Baby products
Consumer electronics
Office supplies
Flowers / cards
Jewelry
Apparel / footwear
Movie tickets
Home furnishings
Cosmetics / fragrances
Sporting goods / apparel
OTC meds / personal care
Appliances / tools
Pet Supplies
Auto / auto parts
Food / beverage / grocery
Mobile Daily Unique Visitors
(over last 13 months)
Oct
2011
Sep
2010

6 Source : Forrester; Wall Street research; Autopartswarehouse.com Low Online Penetration- Mobile Growth Opportunity

*Auto zone distribution reflects population in zip codes of Auto Zone store locations
**Sources: 2008 Census estimates; autozone.com; MOSAIC lifestyle segments

*Auto zone distribution reflects population in zip codes of Auto Zone store locations
**Sources: 2008 Census estimates; autozone.com; MOSAIC lifestyle segments

Online vs. Brick and Mortar Customer –
Mobile Growth Should Accelerate Penetration

Los Angeles DMA
0.6%
0.6%
1.4%
5.6%
6.0%
8.4%
12.6%
7.3%
15.9%
18.7%
22.7%
0.1%
0.7%
0.1%
9.8%
14.9%
5.3%
9.6%
18.1%
5.1%
16.4%
19.8%
0.2%
0.6%
0.6%
6.2%
7.4%
7.6%
10.3%
11.3%
11.9%
16.0%
27.8%
Varying Lifestyles
Urban Essence
Rural Villages & Farms
Metro Fringe
Blue Collar Backbone
Small Town Contentment
American Diversity
Struggling Societies
Affluent Suburbia
Upscale America
Aspiring Contemporaries
All Households Auto Zone USAP
Compared to AutoZone and the general population, USAP
customers over-index in affluent segments, typical of
e-commerce shoppers
Affluent Suburbia
The wealthiest households in the U.S. living in exclusive suburban neighborhoods enjoying the best of everything that life has to offer
Small Town Contentment
Middle-aged, upper-middle-class families living in small towns and satellite cities with moderate educations employed in white-collar, blue-collar and service professions
American Diversity
A diverse group of ethnically mixed singles and couples, middle-
aged and retired with middleclass incomes from blue-collar and service industry jobs
In contrast, AutoZone store locations over-index in areas with lower income, blue collar households
Struggling Societies
Young minorities, students and single parents trying to raise families on low-level jobs in manufacturing, health care and food services
Blue Collar Backbone
Budget-conscious, young and old blue-collar households living in older towns working in manufacturing, construction and retail trades
Metro Fringe
Racially mixed, lower-middle-class clusters in older single-family homes, semi-detached houses and low-rise apartments in
satellite cities
*

Monthly Visitors (thousands)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
US AUTO PARTS
AUTOZONE.COM
ADVANCEAUTOPARTS.COM
TIRERACK.COM
OREILLYAUTO.COM
CARDOMAIN.COM
AUTOANYTHING.COM
SUMMITRACING.COM
PEPBOYS.COM
ROCKAUTO.COM
JEGS.COM
NAPAONLINE.COM
4WHEELPARTS.COM
1AAUTO.COM
PELICANPARTS.COM
AUTOHAUSAZ.COM
Legacy Monthly Visitors*
Monthly Visitors (thousands)
10,000
9,000
8,000
7,000
6,000
5,000
CAGR* = 8.6%
2008
2009
2010
2011
Year
Conversion Rate*
Converions Rate
1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
CAGR* = 7.1%
FY-08
FY-09
FY-10
Q3-11
Year

USAP traffic includes traffic of 10.3M for USAP existing sites & 3.2M for recent WAG acquisition for September 2011.
Competitive sites' traffic based on Comscore September 2011 reports
** Excludes growth from WAG acquisition*

US Auto Parts Dominant Reach- Largest Pure Play Internet Retailer (some overlap of monthly visitors across websites) 8

In-Stock	Drop Ship	Current	Goal
Private Label (Asia Sourced)	50% - 70%		30%	50%
Branded (US Sourced)	25% - 40%	15% - 30%	70%	50%
Current Mix	50%	50%		

Goal

Pricing Competitive Advantage Through
Supply Chain  Efficiencies

Product margin/price competitiveness determined more by sourcing strategy than product categories.  Current margins range from 32% - 34%.
Margin %
75% 25%

Low Cost Operating Structure Reduces
Overhead and Enables Scale

Acquisition/Retention Marketing
Website Product Development
Call Center Operations
Product Sourcing
Catalog
Finance
Accounting
Analysis
IT
HR
Corporate Functions
Job functions are shared between the US and Philippines with a majority of the work being performed in the Philippines.
Total Corporate Employees
320 1,056
Distribution Centers
Carson, California (150,000 sq. ft.)
Chesapeake, Virginia (110,000 sq. ft)
LaSalle, Illinois (300,000 sq. ft)
106
90
Total Distribution Employees
196
99
99

1) Improve Customer Experience
Continue to improve all customer touch points
1) Lower Prices
Launch disruptive price points through supply chain
efficiencies
2) Increase Selection
Expand product offering within existing categories as
well as entering new categories
3) Increase Unique Visitors
Drive increase unique visitors both organically and
through acquisitions
4) Be the Consumer Advocate for Auto Repair
Reduce consumer spending on vehicle repair by
billions of dollars
1) Increase Gross Margins
Expand Private Label direct import SKU’s
Increase stock shipments of Branded product
2) Leverage Revenue Growth
Every incremental dollar yields 15% 20% EBITDA flow thru
3) Monetize Web Traffic
Sell advertising and sponsorship on new inventory

2011 Growth and Profitability
Revenue Growth EBITDA Margin % Expansion

$153.4
$176.3
$262.2
$328.8
2008 2009 2010 2011
$5.2
$13.5
$19.5
$17.8
2008 2009 2010 2011

Sales & Adjusted EBITDA
Consolidated Sales Consolidated Adjusted EBITDA
($ In Millions)
($ In Millions)
1. Excludes legal cost associated with protecting our intellectual property.
2. Excludes legal cost associated with protecting our intellectual property, one time charge for revenue recognition change, and acquisition costs
3. Analysts Estimates for FY-11. Source – Yahoo
4. Includes a sales increase of approximately $38.6 million and $40.0 million in 2010 and 2011, respectively from partial and full year’s results related to the acquisition of J.C. Whitney
Adj. EBITDA Margin
(1)
(2)
3%
5% 8% 10%
(3) Year Impacted by:
• Search engine
changes impacting
high converting sites.
• Resolution
anticipated in 2H
2012
• JCW Acquisition
• Integration
competed in Q4
2011 & anticipate
return to
profitability
(3,4)
(4)

(millions$)
Growth Base 10% 20% 30% 40% 50%
Revenue
Gross Margin 31% - 34% 31% - 34% 31% - 34% 31% - 34% 31% - 34% 31% - 34%
Variable:
Fufillment
Marketing
Technology
G&A
Total Variable
Fixed:
Fulfillment
Marketing
Technology
G&A
Total Fixed
Adjusted EBITDA 6% - 9% 7% - 10% 8% - 11% 8% - 11% 9% - 12% 10% - 13%
Adjusted EBITDA $ 20 $  - 29 $  25 $ - 36 $ 30 $ - 42 $ 36 $ - 49 $ 41 $ - 55 $ 47 $ - 61 $
$488
14%
$325 $358 $390 $423 $455
2%
9%
1%
2%
14%
2%
9%
1%
2%
2%
9%
2%
14% 14%
9%
14% 14%
1%
2% 2%
1%
2%
9%
1%
2% 2%
1%
9%
2%
2%
4%
1%
3%
11% 9% 8% 8% 7%
2%
3%
1%
3%
2%
10%
3%
1%
3%
2%
3%
1%
2%
2%
1%
2% 2%
2%
3%
1%
2%
• Reflects Whitney Automotive Group, fully integrated
• Excludes stock based compensation, depreciation and amortization
• For every incremental year required to achieve growth levels, fixed expenses increase $1.2M
Financial Sensitivity
Our business model has significant cost leverage as revenues grow

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AutoMD- Largest DIY Site Repositioned to Target $140B DIFM Market 14

Adjusted EBITDA (Consolidated)

(Amounts shown in thousands)
Net (loss) income $ (5,308) $ (13,039) $ (8,118) $ (11,030)
Interest expense (income) net 283 187 719 132
Income tax provision 2 10,979 215 12,154
Amortization of intangibles 338 919 3,328 1,164
Depreciation and amortization 3,126 2,547 9,202 6,483
EBITDA (1,559) 1,593 5,346 8,903
Share-based compensation 623 640 1,946 2,112
Legal costs to enforce intellectual property rights 211 306 443 2,199
Charge for change in revenue recognition - - - 411
Add back Other Restructuring 3,815 1,590 6,591 1,590
Adjusted EBITDA $
3,090
$
4,129
$
14,326
$
15,215
Thirteen Weeks
Ended
Thirteen Weeks
Ended
2010 2011
October 2 October 1
2010 2011
October 1 October 2
Thirty-Nine Weeks
Ended
Thirty-Nine Weeks
Ended

Adjusted EBITDA excluding JC Whitney

(Amounts shown in thousands)
Net income $ 214 $ (10,136) $ 4,617 $ (8,127)
Interest expense (income) net 280 139 719 83
Income tax provision 2 10,979 160 12,154
Amortization of intangibles 125 124 375 369
Depreciation and amortization 2,514 2,197 7,364 6,132
EBITDA 3,134 3,303 13,235 10,611
Share-based compensation 623 640 1,946 2,112
Legal costs to enforce intellectual property rights 211 306 443 2,199
Charge for change in revenue recognition - - - 411
Adjusted EBITDA $
3,968
$
4,249
$
15,624
$
15,333
2011 2010 2011 2010
Thirteen Weeks
Ended
Thirteen Weeks
Ended
Thirty-Nine Weeks
Ended
Thirty-Nine Weeks
Ended
October 1 October 2 October 1 October 2

Income Statement (Consolidated)

Thirteen Weeks
Ended
Thirteen Weeks
Ended
Thirty-Nine Weeks
Ended
Thirty-Nine Weeks
Ended
October 1 October 2 October 1 October 2
2011 2010 2011 2010
78,593 $       72,349 $         249,839 $            181,828 $
54,248 48,342 166,664 119,617
24,345 24,007 83,175 62,211
14,002 11,145 41,953 25,496
9,096 8,156 25,739 20,288
4,449 4,102 14,048 10,269
1,676 1,665 5,531 3,841
338 919 3,328 1,164
29,561 25,987 90,599 61,058
(5,216) (1,980) (7,424) 1,153
201 134 279 185
(291) (214) (758) (214)
(90) (80) (479) (29)
(5,306) (2,060) (7,903) 1,124
2 10,979 215 12,154
(5,308) $        (13,039) $        (8,118) $               (11,030) $
(0.17) $         (0.43) $           (0.27) $                 (0.36) $
30,571,472 30,357,988 30,521,529 30,225,194
Net sales
Cost of sales
Gross profit
Operating expenses:
General and administrative
(1)
Marketing
(1)
Fulfillment
(1)
Technology
(1)
Amortization of intangibles and impairment loss
Total operating expenses
(Loss) income from operations
Other income (expense):
Other income
Interest (expense) income
Other (expense) income, net
(Loss) income before income taxes
Income tax provision (benefit)
Net (loss) income
Basic net (loss) income per share
Shares used in computation of basic net income (loss) per share

October 1, 2011 January 1, 2011
ASSETS
(unaudited)
Current assets:
Cash and cash equivalents 15,151 $                17,595 $
Short-term investments 1,117                    1,062
Accounts receivable, net of allowance of $194 and $372, respectively 8,805                    5,339
Inventory 45,717                  48,100
Deferred income taxes 360                       359
Other current assets 4,444                    5,646
Total current assets 75,594                  78,101
Property and equipment, net 34,800                  33,140
Intangible assets, net 15,456                  18,718
Goodwill 18,854                  18,647
Investments 2,104                    4,141
Other non-current assets 981                       790
Total assets 147,789 $              153,537 $
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable 33,833 $                31,660 $
Accrued expenses 15,480                  15,487
Notes Payable, current portion 6,250                    6,125
Capital Leases payable, current portion 128                       132
Other current liabilities 7,454                    5,522
Total current liabilities 63,145                  58,926
Non-current liabilities
Notes Payable, net of current portion 13,188                  17,875
Capital Leases payable, net of current portion 67                        185
Deferred tax liabilities 3,233                    3,046
Other non current liabilities 983                       701
Total liabilities 80,616                  80,733
Commitments and contingencies — —
Stockholders’ equity:
Common stock, $0.001 par value; 30,587,401 and 30,429,376 shares
issued and outstanding as of  10/1/11 and 1/1/11, respectively 31                        30
Additional paid-in capital 156,372                 153,962
Accumulated other comprehensive income 325                       249
Accumulated deficit (89,555)                 (81,437)
Total stockholders’ equity 67,173                  72,804
Total liabilities and stockholders’ equity 147,789 $              153,537 $
Balance Sheet

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